SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  ----------


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) April 9, 1999




                      PLUM CREEK TIMBER COMPANY, L.P.
           (Exact name of registrant as specified in its charter)


       Delaware                 1-10239              91-1443693
       --------                 -------              ----------
   (State or other             (Commission          (I.R.S. Employer
   jurisdiction of             File Number)         Identification No.)
   incorporation or
   organization)


       999 Third Avenue, Suite 2300                     98104-4096
           Seattle, Washington                           (Zip Code)
 (Address of principal executive offices)


     Registrant's telephone number, including area code (206) 467-3600


Item 5.    Other Events

      Plum Creek Timber Company, L.P., a Delaware limited partnership (the "Partnership") announced that it and its general partner have entered into an agreement settling all litigation relating to the proposed conversion of the Partnership into a real estate investment trust or "REIT." The press release, the settlement agreement and the notice of settlement are attached hereto as exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.


Item 7.    Exhibits

      99.1  Press Release
      99.2 Stipulation of Settlement
      99.3 Notice of Pendency of Class Action, Proposed Settlement of Class Action and
           Settlement Hearing


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLUM CREEK TIMBER COMPANY, L.P.


                                   By:   Plum Creek Management Company L.P.,
                                               its General Partner



Date:  April 9, 1999               By:   /s/ William R. Brown
                                        ___________________________________

                                         William R. Brown
                                         Vice President, Strategic Business
                                           Development


                               Exhibit Index

Exhibit    Description

99.1       Press Release
99.2       Stipulation of Settlement
99.3 Notice of Pendency of Class Action, Proposed Settlement of Class Action and Settlement Hearing